                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9279

                           Van Kampen Equity Trust II
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   8/31

Date of reporting period:   8/31/04

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Technology Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of August 31, 2004.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 8/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Pacific Stock Exchange (PSE) Technology Index from 7/31/99 (the first month-end after inception) through 8/31/04. Class A shares, adjusted for sales charges. (LINE GRAPH)

                                                                                                PACIFIC STOCK EXCHANGE TECHNOLOGY
                                                                VAN KAMPEN TECHNOLOGY FUND                    INDEX
                                                                --------------------------      ---------------------------------
7/99                                                                       9426                               10513
                                                                          10676                               10526
12/99                                                                     18935                               16303
                                                                          23870                               19488
6/00                                                                      21213                               18472
                                                                          23657                               17421
12/00                                                                     14009                               13659
                                                                           6491                               11106
6/01                                                                       6676                               12172
                                                                           3694                                8674
12/01                                                                      4972                               11529
                                                                           4824                               11492
6/02                                                                       3333                                8613
                                                                           2259                                6469
12/02                                                                      2537                                7687
                                                                           2583                                7655
6/03                                                                       3167                                9431
                                                                           3444                               10340
12/03                                                                      3954                               11695
                                                                           3870                               11979
6/04                                                                       4065                               12334
8/04                                                                       3593                               10925

                            A SHARES                B SHARES                  C SHARES
                         since 07/26/99          since 07/26/99            since 07/26/99
----------------------------------------------------------------------------------------------
                                    W/MAX                   W/MAX                     W/MAX
                                    5.75%                   5.00%                     1.00%
AVERAGE ANNUAL         W/O SALES    SALES    W/O SALES      SALES      W/O SALES      SALES
TOTAL RETURNS           CHARGES    CHARGE     CHARGES      CHARGE       CHARGES      CHARGE

Since Inception         -16.95%    -17.91%    -17.59%      -17.59%      -17.59%      -17.59%

5-year                  -19.06     -20.01     -19.68       -19.93       -19.68       -19.68

1-year                   -1.27      -6.95      -2.10        -6.99        -2.10        -3.08
----------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains.

Pacific Stock Exchange (PSE) Technology Index measures the performance of 100 technology stocks from 15 industrial groups. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. Source for index performance: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004

Van Kampen Technology Fund is managed by the Adviser's Multi-Cap Growth team.(1) Current members include Gary Lewis, Managing Director of the Adviser; David Walker, Dudley Brickhouse, and Janet Luby, Executive Directors of the Adviser; Matthew Hart, Vice President of the Adviser; and Scott Miller, Senior Associate of the Adviser.

MARKET CONDITIONS

Technology stocks produced a marginally positive return during the fund's fiscal year. The reporting period began on a strong note, as the technology sector delivered stellar performance during the final four months of 2003. During this time, an improving economy fueled demand for technology products and services, resulting in robust earnings growth and a high level of investor enthusiasm.

The technology sector began to lose ground in January, however, due to emerging concerns that earnings had peaked and were poised to slow. Following a 10-month rally in tech stocks, many investors elected to reduce their holdings in the sector. The resulting sell-off continued through the spring, then accelerated during the summer once it became evident that the U.S. economy was not recovering at as rapid a pace as was previously thought. Since technology firms are highly sensitive to trends in corporate spending, slower-than-expected economic growth is viewed as significantly negative for the industry. As a result, technology stocks have produced a negative total return and underperformed the broader U.S. market so far in 2004. Fortunately, their strong performance during the first four months of the period was enough to offset the subsequent weakness, allowing the sector to finish the fund's reporting period in positive territory.

PERFORMANCE ANALYSIS

Van Kampen Technology Fund returned -1.27 percent for the 12 months ended August 31, 2004 (Class A shares unadjusted for sales charge). The fund's


TOTAL RETURN FOR THE 12-MONTH PERIOD ENDING AUGUST 31, 2004

-----------------------------------------------------------------------------------
                                                    PACIFIC STOCK EXCHANGE
                      CLASS A   CLASS B   CLASS C      TECHNOLOGY INDEX

                      -1.27%    -2.10%    -2.10%            3.18%
-----------------------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

(1)Team members may change at any time without notice.

benchmark, the Pacific Stock Exchange Technology Index, returned 3.18 percent for the same period.

Although the fund underperformed its benchmark, generally speaking, we believe we have positioned the fund well in the market environment. Early in the period, our investment strategy led us to overweight the fund in those areas of the technology sector with a high level of sensitivity to the economy, such as semiconductor (computer chip) companies. At its peak, the fund's weighting in semiconductor stocks reached about 45 percent of assets, compared with a roughly 18 percent weighting in the benchmark. Given the continued improvement in the economy, this positioning proved beneficial to performance during the first four months of the reporting period.

As noted above, the positive environment for stocks quickly dissipated during the first quarter, leading to a sharp turnaround in the stock prices of economically-sensitive companies. Recognizing that this represented a meaningful shift and not simply a brief market correction, we quickly elected to adopt a more conservative positioning by reducing the fund's weighting in semiconductor and semiconductor equipment stocks. This proved very helpful to performance in the second half of the period given the continued sell-off in these areas. Unfortunately, we did not re-position the portfolio rapidly enough and it was highly exposed to the initial stages of the sell-off. As a result, the fund underperformed its benchmark by a wide margin during the second half of January, and this was enough to cause it to underperform for the entire period.

Since then, we continued to believe the backdrop for technology stocks would remain challenging, and have maintained a defensive positioning in the portfolio. In other words, we invested the fund less aggressively than it had been earlier in the period, in order to better withstand short-term market weakness. This entailed holding a more diversified portfolio and investing the fund in larger companies that we believe may provide more stable growth potential, such as IBM. At the same time, the fund continued to hold a reduced position in the volatile semiconductor equipment sectors. We have also elected to maintain the fund's below-benchmark weighting in software, another area that is sensitive to trends in corporate spending.

Another notable element of the fund's defensive positioning is its 20 percent weighting in the health-care sector, a weighting which is high relative to comparable funds. Here, we tended to focus on device manufacturers and biotechnology companies with high-potential products that we believe will receive approval from the Food and Drug Administration (FDA). For example, Biogen Idec has created a drug called Antegren, a state-of-the-art treatment for multiple sclerosis that has had its approval process "fast-tracked" by the FDA. The company also sells Rituxin, a non-Hodgkin's lymphoma drug that may be used to treat other illnesses as well. Both drugs are expected to result in substantial cash flow for Biogen Idec.

The two stocks that made the most significant positive contribution to returns during the period were the Internet companies eBay and Yahoo!. EBay is a longstanding fund holding that performed very well during the past year. In its role as a 24-hour worldwide shopping mart, the company has become hugely profitable. This has been reflected in its stock price, which rose from approximately $55 a year ago to over $86 by the end of the period. Yahoo!, meanwhile, has benefited from the maturing of the Internet advertising market. Once seen as being inferior to print, radio, and television advertising, Internet ads have experienced increasing "click-through" from web surfers and actually are proving more effective than other types of media. As one of the world's most heavily trafficked websites, Yahoo! has become an important beneficiary of this trend.

We remain cautious on the outlook for technology stocks, since we see no near-term catalyst to spark better-than-expected earnings from the sector. Nonetheless, we continue to believe that technology stocks offer the potential for long-term appreciation as part of a well-diversified portfolio.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

TOP 10 HOLDINGS AS OF 8/31/04
eBay, Inc.                                                              4.8%
Yahoo!, Inc.                                                            3.9
Cisco Systems, Inc.                                                     3.6
International Business Machines Corp.                                   3.5
Symantec Corp.                                                          3.3
QUALCOMM, Inc.                                                          3.3
Microsoft Corp.                                                         3.1
Juniper Networks, Inc.                                                  2.8
St. Jude Medical, Inc.                                                  2.7
Biogen Idec, Inc.                                                       2.6

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 8/31/04
Communications Equipment                                               14.9%
Semiconductors                                                         11.9
Systems Software                                                       10.6
Biotechnology                                                           9.9
Health Care Equipment                                                   7.9
Data Processing & Outsourcing Services                                  7.2
Computer Hardware                                                       6.5
Internet Software & Services                                            6.2
Internet Retail                                                         5.6
Semiconductor Equipment                                                 4.8
Application Software                                                    4.2
Aerospace & Defense                                                     2.3
Health Care Supplies                                                    2.0
Home Entertainment Software                                             1.9
Computer Storage & Peripherals                                          1.2
Pharmaceuticals                                                         1.2
Wireless Telecommunication Services                                     0.9
Office Electronics                                                      0.7
                                                                      ------
Total Long-Term Investments                                            99.9%
Short-Term Investments                                                  0.8
Liabilities in Excess of Other Assets                                  (0.7)
                                                                      ------
Total Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen open-end fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each month with a delay of approximately 15 days.

       You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

ANNUAL HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/04 - 8/31/04.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

                                               BEGINNING         ENDING          EXPENSES PAID
                                             ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                             ---------------------------------------------------
                                                3/1/04           8/31/04        3/1/04-8/31/04
Class A
  Actual...................................    $1,000.00        $  910.80           $11.05
  Hypothetical.............................     1,000.00         1,013.54            11.64
  (5% annual return before expenses)
Class B
  Actual...................................     1,000.00           907.50            14.72
  Hypothetical.............................     1,000.00         1,009.74            15.51
  (5% annual return before expenses)
Class C
  Actual...................................     1,000.00           907.50            14.72
  Hypothetical.............................     1,000.00         1,009.74            15.51
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 2.30%, 3.07%, and 3.07% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

VAN KAMPEN TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  99.9%
AEROSPACE & DEFENSE  2.3%
Lockheed Martin Corp. ......................................   125,000    $  6,722,500
                                                                          ------------

APPLICATION SOFTWARE  4.2%
Autodesk, Inc. .............................................   125,000       5,551,250
PeopleSoft, Inc. (a)........................................   125,000       2,175,000
SAP AG--ADR (Germany).......................................   125,000       4,557,500
                                                                          ------------
                                                                            12,283,750
                                                                          ------------
BIOTECHNOLOGY  9.9%
Amgen, Inc. (a).............................................   115,000       6,818,350
Biogen, Inc. (a)............................................   125,000       7,416,250
Celgene Corp. (a)...........................................    25,000       1,418,750
Genentech, Inc. (a).........................................   125,000       6,097,500
Gilead Sciences, Inc. (a)...................................   100,000       6,913,000
                                                                          ------------
                                                                            28,663,850
                                                                          ------------
COMMUNICATIONS EQUIPMENT  14.9%
Cisco Systems, Inc. (a).....................................   550,000      10,318,000
Corning, Inc. (a)...........................................   125,000       1,265,000
Ericsson, Class B--ADR (Sweden) (a).........................    50,000       1,352,000
Harris Corp. ...............................................   115,000       5,538,400
Juniper Networks, Inc. (a)..................................   350,000       8,011,500
Motorola, Inc. .............................................   150,000       2,422,500
QUALCOMM, Inc. .............................................   250,000       9,512,500
Research in Motion, Ltd. (Canada) (a).......................    25,000       1,505,500
Scientific-Atlanta, Inc. ...................................   115,000       3,132,600
                                                                          ------------
                                                                            43,058,000
                                                                          ------------
COMPUTER HARDWARE  6.5%
Apple Computer, Inc. (a)....................................   125,000       4,311,250
Dell Computer Corp. (a).....................................   125,000       4,355,000
International Business Machines Corp. ......................   120,000      10,162,800
                                                                          ------------
                                                                            18,829,050
                                                                          ------------
COMPUTER STORAGE & PERIPHERALS  1.2%
EMC Corp. (a)...............................................   125,000       1,346,250
Lexmark International, Inc., Class A (a)....................    25,000       2,211,250
                                                                          ------------
                                                                             3,557,500
                                                                          ------------
DATA PROCESSING & OUTSOURCING SERVICES  7.2%
Automatic Data Processing, Inc. ............................   125,000       4,971,250
Computer Sciences Corp. (a).................................   115,000       5,330,250
DST Systems, Inc. (a).......................................   115,000       5,202,600
First Data Corp. ...........................................   125,000       5,281,250
                                                                          ------------
                                                                            20,785,350
                                                                          ------------
HEALTH CARE EQUIPMENT  7.9%
Biomet, Inc. ...............................................   125,000       5,706,250
Boston Scientific Corp. (a).................................   100,000       3,573,000

See Notes to Financial Statements                                              9

VAN KAMPEN TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT (CONTINUED)
Guidant Corp. ..............................................   100,000    $  5,980,000
St. Jude Medical, Inc. (a)..................................   115,000       7,733,750
                                                                          ------------
                                                                            22,993,000
                                                                          ------------
HEALTH CARE SUPPLIES  2.0%
Millipore Corp. (a).........................................   115,000       5,784,500
                                                                          ------------

HOME ENTERTAINMENT SOFTWARE  1.9%
Electronic Arts, Inc. (a)...................................   110,000       5,475,800
                                                                          ------------

INTERNET RETAIL  5.6%
Amazon.com, Inc. (a)........................................    65,000       2,479,100
eBay, Inc. (a)..............................................   160,000      13,846,400
                                                                          ------------
                                                                            16,325,500
                                                                          ------------
INTERNET SOFTWARE & SERVICES  6.2%
Google, Inc., Class A (a)...................................    65,000       6,659,250
Yahoo!, Inc. (a)............................................   400,000      11,404,000
                                                                          ------------
                                                                            18,063,250
                                                                          ------------
OFFICE ELECTRONICS  0.7%
Zebra Technologies Corp., Class A (a).......................    37,500       2,143,125
                                                                          ------------

PHARMACEUTICALS  1.2%
DOV Pharmaceutical, Inc. (a)................................   100,000       1,570,000
Sepracor, Inc. (a)..........................................    35,000       1,736,350
                                                                          ------------
                                                                             3,306,350
                                                                          ------------
SEMICONDUCTOR EQUIPMENT  4.8%
Applied Materials, Inc. (a).................................   125,000       1,986,250
KLA-Tencor Corp. (a)........................................   125,000       4,670,000
Lam Research Corp. (a)......................................   125,000       2,693,750
Novellus Systems, Inc. (a)..................................   125,000       3,053,750
Teradyne, Inc. (a)..........................................   125,000       1,608,750
                                                                          ------------
                                                                            14,012,500
                                                                          ------------
SEMICONDUCTORS  11.9%
Advanced Micro Devices, Inc. (a)............................   125,000       1,428,750
Analog Devices, Inc. .......................................   125,000       4,340,000
Broadcom Corp., Class A (a).................................   100,000       2,714,000
Intel Corp. ................................................   200,000       4,258,000
Linear Technology Corp. ....................................   125,000       4,471,250
Marvell Technology Group Ltd. (Bermuda) (a).................   125,000       2,890,000
Maxim Integrated Products, Inc. ............................   125,000       5,428,750
Micron Technology, Inc. (a).................................   125,000       1,438,750
National Semiconductor Corp. (a)............................   125,000       1,666,250
Texas Instruments, Inc. ....................................   125,000       2,442,500
Xilinx, Inc. ...............................................   125,000       3,428,750
                                                                          ------------
                                                                            34,507,000
                                                                          ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
SYSTEMS SOFTWARE  10.6%
Adobe Systems, Inc. ........................................   125,000    $  5,733,750
Microsoft Corp. ............................................   325,000       8,872,500
NCR Corp. (a)...............................................   115,000       5,079,550
Oracle Corp. (a)............................................   150,000       1,495,500
Symantec Corp. (a)..........................................   200,000       9,592,000
                                                                          ------------
                                                                            30,773,300
                                                                          ------------
WIRELESS TELECOMMUNICATION SERVICES  0.9%
Nextel Communications, Inc., Class A (a)....................   110,000       2,550,900
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS 99.9%
  (Cost $263,432,090)..................................................    289,835,225

REPURCHASE AGREEMENT  0.8%
UBS Securities LLC ($2,409,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.55%, dated
  08/31/04, to be sold on 09/01/04 at $2,409,104)
  (Cost $2,409,000)....................................................      2,409,000
                                                                          ------------

TOTAL INVESTMENTS 100.7%
  (Cost $265,841,090)..................................................    292,244,225
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)..........................     (2,148,475)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $290,095,750
                                                                          ============

    Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                             11

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
August 31, 2004

ASSETS:
Total Investments (Cost $265,841,090).......................  $   292,244,225
Receivables:
  Investments Sold..........................................        6,267,403
  Fund Shares Sold..........................................          207,294
  Dividends.................................................          118,150
  Interest..................................................              104
Other.......................................................           51,597
                                                              ---------------
    Total Assets............................................      298,888,773
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        6,640,540
  Distributor and Affiliates................................          812,797
  Fund Shares Repurchased...................................          616,624
  Investment Advisory Fee...................................          220,752
  Custodian Bank............................................           19,518
Accrued Expenses............................................          412,257
Trustees' Deferred Compensation and Retirement Plans........           70,535
                                                              ---------------
    Total Liabilities.......................................        8,793,023
                                                              ---------------
NET ASSETS..................................................  $   290,095,750
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 1,883,826,666
Net Unrealized Appreciation.................................       26,403,135
Accumulated Net Investment Loss.............................          (70,884)
Accumulated Net Realized Loss...............................   (1,620,063,167)
                                                              ---------------
NET ASSETS..................................................  $   290,095,750
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $108,691,993 and 28,012,336 shares of
    beneficial interest issued and outstanding).............  $          3.88
    Maximum sales charge (5.75%* of offering price).........              .24
                                                              ---------------
    Maximum offering price to public........................  $          4.12
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $146,739,794 and 39,364,950 shares of
    beneficial interest issued and outstanding).............  $          3.73
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $34,663,963 and 9,297,713 shares of
    beneficial interest issued and outstanding).............  $          3.73
                                                              ===============

*   On sales of $50,000 or more, the sales charge will be reduced.

 12                                            See Notes to Financial Statements

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended August 31, 2004

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $11,835).....  $    673,517
Interest....................................................        18,984
                                                              ------------
    Total Income............................................       692,501
                                                              ------------
EXPENSES:
Shareholder Services........................................     3,586,052
Investment Advisory Fee.....................................     3,093,146
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $316,022, $1,734,510 and $423,882,
  respectively).............................................     2,474,414
Custody.....................................................        37,520
Legal.......................................................        32,408
Trustees' Fees and Related Expenses.........................        20,024
Other.......................................................       448,590
                                                              ------------
    Total Expenses..........................................     9,692,154
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (8,999,653)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 66,812,421
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    87,144,534
  End of the Period.........................................    26,403,135
                                                              ------------
Net Unrealized Depreciation During the Period...............   (60,741,399)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  6,071,022
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (2,928,631)
                                                              ============

See Notes to Financial Statements                                             13

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE            FOR THE
                                                             YEAR ENDED         YEAR ENDED
                                                           AUGUST 31, 2004    AUGUST 31, 2003
                                                           ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss......................................   $ (8,999,653)      $  (8,866,411)
Net Realized Gain/Loss...................................     66,812,421         (79,234,441)
Net Unrealized Appreciation/Depreciation During the
  Period.................................................    (60,741,399)        175,267,856
                                                            ------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......     (2,928,631)         87,167,004
                                                            ------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................     46,861,256         162,947,100
Cost of Shares Repurchased...............................    (95,116,672)       (180,950,468)
                                                            ------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......    (48,255,416)        (18,003,368)
                                                            ------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS....................    (51,184,047)         69,163,636
NET ASSETS:
Beginning of the Period..................................    341,279,797         272,116,161
                                                            ------------       -------------
End of the Period (Including accumulated net investment
  loss of $70,884 and $61,268, respectively).............   $290,095,750       $ 341,279,797
                                                            ============       =============

 14                                            See Notes to Financial Statements

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED AUGUST 31,
CLASS A SHARES                      ---------------------------------------------------------
                                     2004        2003        2002         2001         2000
                                    ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $ 3.93      $ 2.90      $  5.49      $ 26.81      $ 11.17
                                    ------      ------      -------      -------      -------
  Net Investment Loss.............    (.09)(a)    (.08)(a)     (.11)(a)     (.18)(a)     (.16)
  Net Realized and Unrealized
    Gain/ Loss....................     .04        1.11        (2.48)      (21.14)       15.80
                                    ------      ------      -------      -------      -------
Total from Investment
  Operations......................    (.05)       1.03        (2.59)      (21.32)       15.64
                                    ------      ------      -------      -------      -------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $ 3.88      $ 3.93      $  2.90      $  5.49      $ 26.81
                                    ======      ======      =======      =======      =======

Total Return (b)..................  -1.27%      35.52%      -47.18%      -79.51%      139.93%
Net Assets at End of the Period
  (In millions)...................  $108.7      $125.3      $ 103.5      $ 198.8      $ 928.8
Ratio of Expenses to Average Net
  Assets..........................   2.34%       2.88%        2.39%        1.65%        1.47%
Ratio of Net Investment Loss to
  Average Net Assets..............  (2.13%)     (2.73%)      (2.31%)      (1.48%)      (1.14%)
Portfolio Turnover................    180%        152%         142%         274%         167%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             15

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED AUGUST 31,
CLASS B SHARES                      ----------------------------------------------------------
                                     2004        2003        2002         2001          2000
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $ 3.81      $ 2.83      $  5.41      $ 26.59      $  11.16
                                    ------      ------      -------      -------      --------
  Net Investment Loss.............    (.12)(a)    (.10)(a)     (.14)(a)     (.28)(a)      (.28)
  Net Realized and Unrealized
    Gain/Loss.....................     .04        1.08        (2.44)      (20.90)        15.71
                                    ------      ------      -------      -------      --------
Total from Investment
  Operations......................    (.08)        .98        (2.58)      (21.18)        15.43
                                    ------      ------      -------      -------      --------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $ 3.73      $ 3.81      $  2.83      $  5.41      $  26.59
                                    ======      ======      =======      =======      ========

Total Return (b)..................  -2.10%      34.63%      -47.69%      -79.65%       138.17%
Net Assets at End of the Period
  (In millions)...................  $146.7      $172.7      $ 133.8      $ 288.4      $1,442.2
Ratio of Expenses to Average Net
  Assets..........................   3.11%       3.65%        3.16%        2.40%         2.23%
Ratio of Net Investment Loss to
  Average Net Assets..............  (2.91%)     (3.50%)      (3.08%)      (2.24%)       (1.89%)
Portfolio Turnover................    180%        152%         142%         274%          167%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 16                                            See Notes to Financial Statements

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED AUGUST 31,
CLASS C SHARES                      ---------------------------------------------------------
                                     2004        2003        2002         2001         2000
                                    ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $ 3.81      $ 2.83      $  5.41      $ 26.59      $ 11.16
                                    ------      ------      -------      -------      -------
  Net Investment Loss.............    (.12)(a)    (.10)(a)     (.14)(a)     (.28)(a)     (.27)
  Net Realized and Unrealized
    Gain/Loss.....................     .04        1.08        (2.44)      (20.90)       15.70
                                    ------      ------      -------      -------      -------
Total from Investment
  Operations......................    (.08)        .98        (2.58)      (21.18)       15.43
                                    ------      ------      -------      -------      -------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $ 3.73      $ 3.81      $  2.83      $  5.41      $ 26.59
                                    ======      ======      =======      =======      =======

Total Return (b)..................  -2.10%      34.63%      -47.69%      -79.65%      138.17%
Net Assets at End of the Period
  (In millions)...................  $ 34.7      $ 43.4      $  34.7      $  80.3      $ 412.0
Ratio of Expenses to Average Net
  Assets..........................   3.11%       3.66%        3.16%        2.40%        2.22%
Ratio of Net Investment Loss to
  Average Net Assets..............  (2.91%)     (3.51%)      (3.08%)      (2.23%)      (1.88%)
Portfolio Turnover................    180%        152%         142%         274%         167%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             17

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Technology Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on July 26, 1999 with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $1,613,130,160, which will expire between August 31, 2007 and August 31, 2009.

    At August 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $272,774,098
                                                              ============
Gross tax unrealized appreciation...........................  $ 33,818,755
Gross tax unrealized depreciation...........................   (14,348,628)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 19,470,127
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At August 31, 2004, a permanent book to tax basis difference relating to a net operating loss totaling $8,988,041 was reclassified from accumulated net investment loss to capital. Additionally, a permanent book to tax basis difference related to the Fund's investment in other regulated investment companies totaling $1,996 was reclassified from accumulated net investment loss to accumulated net realized loss.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .90%
Next $500 million...........................................     .85%
Over $1 billion.............................................     .80%

    For the year ended August 31, 2004, the Fund recognized expenses of approximately $13,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2004, the Fund recognized expenses of approximately $43,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund,

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2004, the Fund recognized expenses of approximately $3,060,300, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $41,119 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended August 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $172,477.

3. CAPITAL TRANSACTIONS

At August 31, 2004, capital aggregated $706,137,686, $900,535,250, and
$277,153,730 for Classes A, B and C, respectively. For the year ended August 31, 2004, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class A...................................................    6,150,421    $ 25,762,027
  Class B...................................................    4,247,442      17,108,738
  Class C...................................................      998,901       3,990,491
                                                              -----------    ------------
Total Sales.................................................   11,396,764    $ 46,861,256
                                                              ===========    ============
Repurchases:
  Class A...................................................  (10,011,554)   $(41,639,851)
  Class B...................................................  (10,250,621)    (41,029,111)
  Class C...................................................   (3,094,335)    (12,447,710)
                                                              -----------    ------------
Total Repurchases...........................................  (23,356,510)   $(95,116,672)
                                                              ===========    ============

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

    At August 31, 2003, capital aggregated $725,383,116, $929,002,064, and
$286,684,943 for Classes A, B and C, respectively. For the year ended August 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   45,209,810    $ 130,925,282
  Class B...................................................    8,338,529       25,325,522
  Class C...................................................    2,195,056        6,696,296
                                                              -----------    -------------
Total Sales.................................................   55,743,395    $ 162,947,100
                                                              ===========    =============
Repurchases:
  Class A...................................................  (49,042,951)   $(142,389,017)
  Class B...................................................  (10,222,198)     (29,649,186)
  Class C...................................................   (3,071,460)      (8,912,265)
                                                              -----------    -------------
Total Repurchases...........................................  (62,336,609)   $(180,950,468)
                                                              ===========    =============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2004 and 2003, 124,894 and 63,082 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended August 31, 2004, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $76,100 and CDSC on redeemed shares of Classes B and C of approximately $485,800. Sales charges do not represent expenses of the Fund.

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $615,258,472 and $671,498,695, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $26,880,400 and $209,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended August 31, 2004, are payments retained by Van Kampen of approximately $1,336,000 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $238,200.

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds.

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN TECHNOLOGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Technology Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Technology Fund (the "Fund"), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Technology Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
October 7, 2004

VAN KAMPEN TECHNOLOGY FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, NY 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN TECHNOLOGY FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturer's
                                                       Association.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1999  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.


VAN KAMPEN TECHNOLOGY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (63)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., GATX Corporation,
                                                       to February 2001, Vice                  and Trustee of The
                                                       Chairman and Director of                Scripps Research
                                                       Anixter International,                  Institute and the
                                                       Inc., a global                          University of Chicago
                                                       distributor of wire,                    Hospitals and Health
                                                       cable and communications                Systems. Prior to January
                                                       connectivity products,                  2004, Director of
                                                       and IMC Global Inc., an                 TeleTech Holdings Inc.
                                                       international company                   and Arris Group, Inc.
                                                       that mines, manufactures                Prior to May 2002,
                                                       and sells essential crop                Director of Peregrine
                                                       nutrients and feed                      Systems Inc. Prior to
                                                       ingredients to farmers.                 July 2000, Director of
                                                       Prior to July 2000,                     Allied Riser
                                                       Managing Partner of                     Communications Corp.,
                                                       Equity Group Corporate                  Matria Healthcare Inc.,
                                                       Investment (EGI), a                     Transmedia Networks,
                                                       company that makes                      Inc., CNA Surety, Corp.
                                                       private investments in                  and Grupo Azcarero Mexico
                                                       other companies.                        (GAM).


VAN KAMPEN TECHNOLOGY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 1999  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 1999  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN TECHNOLOGY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 1999  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Previously Chief               83       Trustee/Director/Managing
(62)                                       since 1999  Communications Officer of               General Partner of funds
815 Cumberstone Road                                   the National Academy of                 in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN TECHNOLOGY FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    1999;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN TECHNOLOGY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1999  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN TECHNOLOGY FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Stefanie V. Chang (37)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Secretary            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy Doberman (42)             Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                   and the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex as of August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeitus Investment Management,
                                                                   Inc from January 1997 to July 2000.

James M. Dykas (38)           Chief Financial Officer  Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza              and Treasurer            since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181                                         Treasurer of funds in the Fund Complex. Prior to August
                                                                   2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Adviser and Van Kampen
                                                                   Advisors Inc. since December 2002.

VAN KAMPEN TECHNOLOGY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Ronald E. Robison (65)        Executive Vice           Officer     Principal Executive Officer--office of the Funds (since
1221 Avenue of the Americas   President and            since 2003  November 2003). Chief Executive Officer and Chairman of
New York, NY 10020            Principal Executive                  Investor Services. Executive Vice President and Principal
                              Officer                              Executive Officer of funds in the Fund Complex. Managing
                                                                   Director of Morgan Stanley. Chief Administrative Officer,
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc., Morgan Stanley Services Company Inc. and
                                                                   Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds; Director of Morgan Stanley SICAV; previously
                                                                   Chief Global Operations Officer and Managing Director of
                                                                   Morgan Stanley Investment Management Inc.

John L. Sullivan (49)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1999  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                         Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior
                                                                   August 2004, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management. Prior
                                                                   to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.
                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 77, 177, 277
                                                 TECH ANR
                                                 10/04 RN04-02172P-Y08/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen International Advantage Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of August 31, 2004.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 8/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the MSCI AC World Free Index ex-USA from 9/30/2001 (the first month-end after inception) through 8/31/2004. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                 VAN KAMPEN INTERNATIONAL       MSCI ALL COUNTRY WORLD FREE INDEX
                                                                      ADVANTAGE FUND                         EX-USA
                                                                 ------------------------       ---------------------------------
9/01                                                                       9428                               10000
12/01                                                                     10137                               10889
                                                                          10308                               11111
6/02                                                                      10089                               10775
                                                                           8024                                8695
12/02                                                                      8538                                9292
                                                                           7756                                8613
6/03                                                                       9392                               10323
                                                                          10093                               11219
12/03                                                                     11547                               13139
                                                                          11964                               13774
6/04                                                                      11679                               13678
8/04                                                                      11039                               13386

                                A SHARES               B SHARES               C SHARES
                              since 9/26/01          since 9/26/01          since 9/26/01
--------------------------------------------------------------------------------------------
                                        W/MAX                  W/MAX                  W/MAX
                                        5.75%                  5.00%                  1.00%
AVERAGE ANNUAL             W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS               CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception              6.32%       4.19%      5.55%       4.62%      5.92%       5.92%

1-Year                      10.48        4.12       9.83        4.83      10.95        9.95
--------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all distributions. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

The MSCI All Country World Free ex-USA is generally representative of world stock markets, excluding the United States. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. Source for index performance: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004

Van Kampen International Advantage Fund is managed by the adviser's Global Core team.(1) Current members include Sandra Yeager, Jamie Wood, Michael Allison, and Mark Laskin.

MARKET CONDITIONS

The 12 months ended August 31, 2004, were a mixed period for global stock markets. During the first eight months of the period, markets benefited from strong economic growth in many regions of the world, in particular from healthy gross domestic product growth in the United States, Japan and the United Kingdom. Especially encouraging was the fact that Japan's export strength "flowed down" into the country's domestic economy, with markedly improved consumer spending and consumer confidence. Meanwhile, Europe as a whole was held back by weak domestic demand, although European exporters profited from economic strength in Eastern Europe and China.

In the last four months of the fund's annual period, major stock markets sold off for several reasons. The sell-off began with concerns over central bank tightening in China, leading to sharp declines in the prices of emerging-market stocks; emerging markets comprise approximately 10 percent of the fund's benchmark. The Chinese central bank's actions also hurt Japanese exporters, who rely on economic activity from China. Likewise, it negatively affected some European stocks. Lastly, in the minds of some investors, China's credit-tightening moves cast doubt on the prospects for continued global growth, given that so much economic expansion has been driven by that country.

In early April, following months of concern over the lack of job creation, strong job growth statistics in the U.S. gave a short-term boost to the markets and showed many market participants that the U.S. recovery was genuine. At the same time, stronger job-growth numbers inevitably heightened expectations of inflation and higher interest rates. As the market began to "price in" these two factors, economically sensitive stocks suffered. Later in the period, rising oil prices were the predominant issue for the market. Recent spikes in the price of oil have cast doubt on the profitability of many companies and raised concerns over whether U.S. consumer confidence will falter.

(1)Team members may change at any time without notice.
 2

PERFORMANCE ANALYSIS

During the 12-month period ended August 31, 2004, the fund posted a total return of 10.48 percent (Class A shares unadjusted for sales charges), compared with the 22.65 percent return of its benchmark, the MSCI All Country World Free Index ex-USA.

The fund's underperformance compared with its benchmark is mainly attributable to two allocation decisions during the period. First and foremost was the fund's underweight relative to the benchmark in oil stocks, which, as noted above, posted sharp gains as the price of crude oil rose as high as $45 per barrel amid political uncertainty in the Middle East and supply/demand concerns. Our expectations had been that the oil price would come down from pre-Iraq war highs as Iraqi supply came on line and the risk premium moderated. Within the oil sector, the benchmark includes British Petroleum (BP), a stock that drove performance in the index. However, the fund did not invest in BP, which detracted from comparative performance. Because we feel that oil stocks have become significantly overvalued, we have maintained the fund's underweight allocation compared with the benchmark.

In addition, the fund's overweight relative to the benchmark in semiconductors, a sector that had performed extremely well up to the end of August 2003, detracted from performance. Market expectations for the sector became inflated, and semiconductors sold off dramatically as the sector's more recent financial results seemed to be implying a significant weakening of demand. The worst-performing individual issue within the portfolio during the period, STMicroelectronics, a semiconductor firm, was hurt by the unfavorable market conditions within the sector in 2004. However, we believe the sell-off in semiconductors was overdone, and remain optimistic regarding the industry's economic prospects, valuations that we believe are attractive, and our outlook for corporate technology spending in the U.S. over the coming months.

On the plus side, the fund benefited from its position in Porsche, the German car manufacturer, which we believed was undervalued. Investors were pessimistic about the initial prospects for Porsche's new 4x4 vehicle, the Cayenne, which subsequently enjoyed strong U.S. sales. In Japan, the fund also posted gains from its holdings in Promise, a consumer finance company. Given that Japanese interest rates are extremely low, Promise can charge a significant

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDING AUGUST 31, 2004

------------------------------------------------------------
                                    MSCI AC WORLD FREE
      CLASS A   CLASS B   CLASS C      EX-USA INDEX

      10.48%     9.83%    10.95%          22.65%
------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

premium in its issuance of consumer loans. Another Japanese stock that posted positive performance for the fund was Mitsubishi Estates, a real-estate company with significant holdings in the Tokyo metropolitan area. As the Japanese economy has improved, the company is benefiting from increased property values.

Our outlook for global stock markets remains guarded, but positive. There has been a measurable slowdown in growth, but we believe that this represents the normal part of a growth cycle: After a rapid early expansion, there typically is a slower phase before global markets settle into more steady, measured growth. We think this is the type of environment where better-quality companies could outperform, as opposed to some of the lower-quality companies that attracted investors during the previous 12 months. The fund is positioned accordingly, with a focus on quality stocks within our investment process. We rigorously analyze stocks, looking for strong balance sheets, robust company franchises, good management and sound cash flow generation. We believe that valuations for many high-quality companies remain attractive, as their share prices have fallen while earnings have continued to improve. This is especially true in continental Europe, some emerging-market countries, and certain sectors in Japan.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

TOP TEN HOLDINGS AS OF 8/31/04
GlaxoSmithKline Plc                                                  3.0%
Novartis, AG                                                         2.9
Royal Dutch Petroleum Co.                                            2.2
Kookmin Bank                                                         1.8
Wolters Kluwer, NV                                                   1.8
Vodafone Group Plc                                                   1.7
Royal Bank of Scotland Group Plc                                     1.7
Prudential Corp. Plc                                                 1.7
France Telecom, SA                                                   1.7
Sony Corp.                                                           1.7

SUMMARY OF INVESTMENTS BY COUNTRY CLASSIFICATION AS OF
8/31/04

Japan                                                               22.2%
United Kingdom                                                      19.7
Netherlands                                                         12.1
Switzerland                                                          8.2
France                                                               8.2
Germany                                                              7.7
Italy                                                                3.9
Taiwan-Republic of China                                             2.5
Spain                                                                2.1
Republic of Korea                                                    1.8
Australia                                                            1.7
United States                                                        1.5
Norway                                                               1.1
Canada                                                               0.9
Indonesia                                                            0.9
Hong Kong                                                            0.6
Finland                                                              0.6
Singapore                                                            0.6
Ireland                                                              0.5
India                                                                0.5
Brazil                                                               0.4
Israel                                                               0.3
                                                                  ------
Total Long-Term Investments                                         98.0%
Short-Term Investments                                               2.2
Foreign Currency                                                     0.5
Liabilities in Excess of Other Assets                               -0.7
                                                                  ------
Total Net Assets                                                   100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen open-end fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each month with a delay of approximately 15 days.

       You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example that follows is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/04 - 8/31/04.

ACTUAL EXPENSE

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

                                               BEGINNING         ENDING          EXPENSES PAID
                                             ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                             ---------------------------------------------------
                                                3/1/04           8/31/04        3/1/04-8/31/04
Class A
  Actual...................................    $1,000.00        $  920.34           $ 8.25
  Hypothetical.............................     1,000.00         1,016.54             8.67
  (5% annual return before expenses)
Class B
  Actual...................................     1,000.00           917.88            10.80
  Hypothetical.............................     1,000.00         1,013.84            11.34
  (5% annual return before expenses)
Class C
  Actual...................................     1,000.00           922.55             8.31
  Hypothetical.............................     1,000.00         1,016.54             8.72
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.71%, 2.24%, and 1.72% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). These ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS  96.5%
AUSTRALIA  1.7%
National Australia Bank, Ltd. ..............................     6,950    $   130,865
Qantas Airways, Ltd. .......................................    74,884        180,421
                                                                          -----------
                                                                              311,286
                                                                          -----------
BRAZIL  0.4%
Petroleo Brasileiro SA--ADR.................................     2,074         63,775
                                                                          -----------

CANADA  0.9%
Inco, Ltd. (a)..............................................     4,928        168,705
                                                                          -----------

FINLAND  0.6%
Nokia Oyj...................................................     9,400        110,173
                                                                          -----------

FRANCE  8.2%
BNP Paribas, SA.............................................     3,199        193,979
Cap Gemini, SA (a)..........................................    10,381        294,312
France Telecom, SA..........................................    12,832        303,766
M6-Metropole Television.....................................     6,300        157,350
Sanofi Aventis..............................................     1,336         95,221
Schneider Electric, SA......................................     3,203        200,777
Total, SA...................................................     1,245        242,847
                                                                          -----------
                                                                            1,488,252
                                                                          -----------
GERMANY  7.7%
Allianz, AG.................................................     2,829        272,945
Deutsche Bank, AG...........................................     1,971        134,212
Deutsche Telekom, AG (a)....................................     8,769        153,098
Karstadtquelle, AG..........................................    11,967        189,686
SAP, AG.....................................................     1,458        212,718
Siemens, AG.................................................     3,300        226,076
Volkswagen, AG..............................................     5,372        206,559
                                                                          -----------
                                                                            1,395,294
                                                                          -----------
HONG KONG  0.6%
Sun Hung Kai Properties, Ltd. ..............................    12,000        111,538
                                                                          -----------

INDIA  0.5%
Ranbaxy Laboratories, Ltd.--GDR.............................     4,191         87,340
                                                                          -----------

INDONESIA  0.9%
PT Telekomunikasi Indonesia--ADR............................     9,829        159,820
                                                                          -----------

IRELAND  0.5%
Bank of Ireland.............................................     7,215         97,134
                                                                          -----------

ISRAEL  0.3%
Teva Pharmaceutical Industries, Ltd.--ADR...................     2,216         60,386
                                                                          -----------

See Notes to Financial Statements                                              9

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
ITALY  3.9%
ENI S.p.A. .................................................     3,992    $    81,758
SanPaolo IMI S.p.A. ........................................    23,566        263,860
Telecom Italia S.p.A. ......................................    48,451        145,214
UniCredito Italiano S.p.A. .................................    45,656        219,162
                                                                          -----------
                                                                              709,994
                                                                          -----------
JAPAN  22.2%
Canon, Inc. ................................................     5,600        267,975
Daiwa Securities Group, Inc. ...............................    25,000        162,717
Fanuc, Ltd. ................................................     3,800        203,438
Fuji Television Network, Inc. ..............................        67        147,408
Honda Motor Co., Ltd. ......................................     5,100        254,334
Kao Corp. ..................................................     7,000        172,618
Matsushita Electric Industrial Co., Ltd. ...................    13,000        175,304
Millea Holdings, Inc. ......................................        13        179,951
Mitsubishi Estate Co., Ltd. ................................    24,000        270,835
Mitsui Sumitomo Insurance Co., Ltd. ........................     7,000         62,117
NTT DoCoMo, Inc. ...........................................       124        230,756
Shin-Etsu Chemical Co., Ltd. ...............................     6,400        224,119
SMC Corp. ..................................................     2,300        221,598
Sony Corp. .................................................     8,700        301,471
Sumitomo Chemical Co., Ltd. ................................    49,000        220,553
Sumitomo Trust and Banking Co., Ltd. .......................    26,000        158,024
Takeda Chemical Industries, Ltd. ...........................     4,900        221,900
Tokyo Electric Power Co., Inc. .............................    10,200        236,100
Tokyo Electron, Ltd. .......................................     4,300        221,534
Toshiba Corp. ..............................................    29,000        107,668
                                                                          -----------
                                                                            4,040,420
                                                                          -----------
NETHERLANDS  12.1%
Aegon, NV...................................................    12,285        131,115
ASML Holding, NV (a)........................................    19,147        244,941
Koninklijke Ahold, NV (a)...................................    37,366        230,356
Koninklijke Numico, NV (a)..................................     5,796        182,471
Koninklijke Philips Electronics, NV.........................     8,763        202,211
Royal Dutch Petroleum Co. ..................................     7,977        402,941
Unilever, NV................................................     3,572        214,203
VNU, NV.....................................................    10,389        265,301
Wolters Kluwer, NV..........................................    19,545        322,423
                                                                          -----------
                                                                            2,195,962
                                                                          -----------
NORWAY  1.1%
Telenor, ASA................................................    28,331        205,088
                                                                          -----------

REPUBLIC OF KOREA  1.8%
Kookmin Bank (a)............................................    10,248        327,509
                                                                          -----------

SINGAPORE  0.6%
United Overseas Bank, Ltd. .................................    14,000        108,898
                                                                          -----------

 10                                            See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
SPAIN  2.1%
Altadis, SA.................................................     5,657    $   176,441
Amadeus Global Travel Distribution, SA......................    31,022        211,278
                                                                          -----------
                                                                              387,719
                                                                          -----------
SWITZERLAND  8.2%
Compagnie Financiere Richemont, AG..........................     6,891        176,217
Credit Suisse Group.........................................     4,545        141,913
Nestle, SA..................................................       723        171,170
Novartis, AG................................................    11,550        534,566
STMicroelectronics, NV (a)..................................    11,103        188,301
UBS, AG.....................................................     4,175        280,192
                                                                          -----------
                                                                            1,492,359
                                                                          -----------
TAIWAN-REPUBLIC OF CHINA  2.5%
Hon Hai Precision Industry Co., Ltd.--GDR...................    20,768        147,451
Taiwan Semiconductor Manufacturing Co., Ltd.--ADR...........    39,324        296,896
                                                                          -----------
                                                                              444,347
                                                                          -----------
UNITED KINGDOM  19.7%
3i Group Plc................................................    10,666        110,368
Acambis Plc (a).............................................    14,371         79,928
Amvescap Plc................................................    30,084        157,413
Barclays Plc................................................    22,448        208,387
BP Plc......................................................    10,541         93,717
British Sky Broadcasting Group Plc..........................    30,316        261,462
Carnival Plc................................................     4,597        221,294
GlaxoSmithKline Plc.........................................    26,966        550,285
HSBC Holdings Plc...........................................    18,246        284,110
MFI Furniture Plc...........................................    72,271        161,368
Prudential Plc..............................................    39,206        310,546
Royal Bank of Scotland Group Plc............................    11,136        310,834
Smiths Group Plc............................................    14,443        180,853
Standard Chartered Plc......................................     7,814        132,952
Vedanta Resources Plc.......................................    36,457        207,205
Vodafone Group Plc..........................................   138,123        314,634
                                                                          -----------
                                                                            3,585,356
                                                                          -----------

See Notes to Financial Statements                                             11

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS  96.5%.............................................   $17,551,355
                                                                          -----------

INVESTMENT COMPANY  1.5%
UNITED STATES  1.5%
Ishares Tr MSCI EAFE Index Fd...............................     1,947        269,718
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  98.0%
  (Cost $17,738,513)...................................................    17,821,073

SHORT-TERM INVESTMENT  2.2%
  (Cost $399,000)......................................................       399,000
                                                                          -----------

TOTAL INVESTMENTS  100.2%
  (Cost $18,137,513)...................................................    18,220,073

FOREIGN CURRENCY  0.5%
  (Cost $87,692).......................................................        87,867

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)..........................      (117,044)
                                                                          -----------

NET ASSETS  100.0%.....................................................   $18,190,896
                                                                          ===========

    Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                            PERCENT OF
INDUSTRY                                                         VALUE      NET ASSETS
--------------------------------------------------------------------------------------
Diversified Banks...........................................  $ 2,435,714      13.4%
Pharmaceuticals.............................................    1,629,627       9.0
Integrated Telecommunication Services.......................      966,986       5.3
Integrated Oil & Gas........................................      885,038       4.9
Consumer Electronics........................................      678,986       3.7
Publishing..................................................      587,724       3.2
Packaged Foods..............................................      567,843       3.1
Broadcasting & Cable TV.....................................      566,220       3.1
Diversified Capital Markets.................................      556,318       3.1
Wireless Telecommunication Services.........................      545,390       3.0
Semiconductors..............................................      485,197       2.7
Semiconductor Equipment.....................................      466,475       2.6

 12                                            See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

                                                                            PERCENT OF
INDUSTRY                                                         VALUE      NET ASSETS
--------------------------------------------------------------------------------------
xAutomobile Manufacturers...................................  $   460,893       2.5%
Life & Health Insurance.....................................      441,660       2.4
Industrial Machinery........................................      425,036       2.3
Industrial Conglomerates....................................      406,929       2.2
Real Estate Management & Development........................      382,373       2.1
Diversified Metals & Mining.................................      375,910       2.1
IT Consulting & Other Services..............................      294,312       1.6
Multi-line Insurance........................................      272,945       1.5
Financial...................................................      269,718       1.5
Office Electronics..........................................      267,975       1.5
Asset Management & Custody Banks............................      267,782       1.5
Property & Casualty.........................................      242,068       1.3
Electric Utilities..........................................      236,100       1.3
Food Retail.................................................      230,356       1.3
Specialty Chemicals.........................................      224,119       1.2
Hotels......................................................      221,294       1.2
Diversified Chemicals.......................................      220,553       1.2
Application Software........................................      212,718       1.2
Data Processing & Outsourcing Services......................      211,278       1.2
Electrical Components & Equipment...........................      200,777       1.1
Department Stores...........................................      189,686       1.0
Airlines....................................................      180,421       1.0
Tobacco.....................................................      176,441       1.0
Apparel & Accessories.......................................      176,217       1.0
Household Products..........................................      172,618       0.9
Investment Banking & Brokerage..............................      162,717       0.9
Specialty Stores............................................      161,368       0.9
Electronic Equipment Manufacturers..........................      147,451       0.8
Communications Equipment....................................      110,173       0.6
Computer Hardware...........................................      107,668       0.6
                                                              -----------      ----
                                                              $17,821,073      98.0%
                                                              ===========      ====

See Notes to Financial Statements                                             13

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
August 31, 2004

ASSETS:
Total Investments (Cost $18,137,513)........................  $18,220,073
Foreign Currency (Cost $87,692).............................       87,867
Cash........................................................          824
Receivables:
  Investments Sold..........................................       96,242
  Dividends.................................................       51,927
  Fund Shares Sold..........................................       41,169
  Forward Foreign Currency Contracts........................       31,566
  Expense Reimbursement from Adviser........................       18,528
Other.......................................................       14,912
                                                              -----------
    Total Assets............................................   18,563,108
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      280,506
  Distributor and Affiliates................................       12,242
  Fund Shares Repurchased...................................        4,079
Accrued Expenses............................................       45,399
Trustees' Deferred Compensation and Retirement Plans........       29,986
                                                              -----------
    Total Liabilities.......................................      372,212
                                                              -----------
NET ASSETS..................................................  $18,190,896
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $17,044,495
Accumulated Net Realized Gain...............................    1,096,728
Net Unrealized Appreciation.................................      116,160
Accumulated Undistributed Net Investment Income.............      (66,487)
                                                              -----------
NET ASSETS..................................................  $18,190,896
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $13,889,893 and 1,278,408 shares of
    beneficial interest issued and outstanding).............  $     10.86
    Maximum sales charge (5.75%* of offering price).........          .66
                                                              -----------
    Maximum offering price to public........................  $     11.52
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,626,980 and 244,769 shares of
    beneficial interest issued and outstanding).............  $     10.73
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,674,023 and 154,440 shares of
    beneficial interest issued and outstanding).............  $     10.84
                                                              ===========

*   On sales of $50,000 or more, the sales charge will be reduced.

 14                                            See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended August 31, 2004

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $34,855).....  $  289,123
Interest....................................................       1,854
                                                              ----------
    Total Income............................................     290,977
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     123,322
Shareholder Reports.........................................      51,611
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $22,809, $14,303 and $3,527,
  respectively).............................................      40,639
Accounting..................................................      36,032
Audit.......................................................      28,943
Shareholder Services........................................      26,950
Registration and Filing Fees................................      21,718
Trustees' Fees and Related Expenses.........................      19,380
Custody.....................................................      17,325
Legal.......................................................      15,071
Other.......................................................      21,538
                                                              ----------
    Total Expenses..........................................     402,529
    Expense Reduction ($123,322 Investment Advisory Fee and
      $28,695 Other)........................................     152,017
    Less Credits Earned on Cash Balances....................         142
                                                              ----------
    Net Expenses............................................     250,370
                                                              ----------
NET INVESTMENT INCOME.......................................  $   40,607
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $1,280,357
  Forward Foreign Currency Contracts........................      17,927
  Foreign Currency Transactions.............................    (108,707)
                                                              ----------
Net Realized Gain...........................................   1,189,577
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     855,551
                                                              ----------
  End of the Period:
    Investments.............................................      82,560
    Forward Foreign Currency Contracts......................      31,566
    Foreign Currency Translation............................       2,034
                                                              ----------
                                                                 116,160
                                                              ----------
Net Unrealized Depreciation During the Period...............    (739,391)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  450,186
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  490,793
                                                              ==========

See Notes to Financial Statements                                             15

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE            FOR THE
                                                              YEAR ENDED         YEAR ENDED
                                                            AUGUST 31, 2004    AUGUST 31, 2003
                                                            ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $    40,607        $    31,290
Net Realized Gain/Loss....................................      1,189,577           (109,597)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................       (739,391)           991,515
                                                              -----------        -----------
Change in Net Assets from Operations......................        490,793            913,208
                                                              -----------        -----------

Distributions from Net Investment Income:
  Class A Shares..........................................            -0-           (137,983)
  Class B Shares..........................................            -0-            (49,829)
  Class C Shares..........................................            -0-            (43,996)
                                                              -----------        -----------
Total Distributions.......................................            -0-           (231,808)
                                                              -----------        -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......        490,793            681,400
                                                              -----------        -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................     14,371,201          5,632,593
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................            -0-            230,905
Cost of Shares Repurchased................................     (4,300,199)        (2,044,934)
                                                              -----------        -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........     10,071,002          3,818,564
                                                              -----------        -----------
TOTAL INCREASE IN NET ASSETS..............................     10,561,795          4,499,964
NET ASSETS:
Beginning of the Period...................................      7,629,101          3,129,137
                                                              -----------        -----------
End of the Period (Including accumulated undistributed net
  investment income of ($66,487) and ($25,108),
  respectively)...........................................    $18,190,896        $ 7,629,101
                                                              ===========        ===========

 16                                            See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED       SEPTEMBER 26, 2001
                                                         AUGUST 31,         (COMMENCEMENT
CLASS A SHARES                                        ----------------    OF OPERATIONS) TO
                                                       2004      2003      AUGUST 31, 2002
                                                      --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............  $ 9.83    $ 9.43         $ 10.00
                                                      ------    ------         -------
  Net Investment Income (a).........................     .04       .09             .03
  Net Realized and Unrealized Gain/Loss.............     .99       .88            (.28)
                                                      ------    ------         -------
Total from Investment Operations....................    1.03       .97            (.25)
                                                      ------    ------         -------
Less:
  Distributions from Net Investment Income..........     -0-       .57             .31
  Distributions from Net Realized Gain..............     -0-       -0-             .01
                                                      ------    ------         -------
Total Distributions.................................     -0-       .57             .32
                                                      ------    ------         -------
NET ASSET VALUE, END OF THE PERIOD..................  $10.86    $ 9.83         $  9.43
                                                      ======    ======         =======

Total Return (b)*...................................  10.48%    11.20%          -2.60%**
Net Assets at End of the Period (In millions).......  $ 13.9    $  5.6         $   1.6
Ratio of Expenses to Average Net Assets (c)*........   1.72%     1.75%           1.78%
Ratio of Net Investment Income to Average Net
  Assets*...........................................    .38%      .98%            .33%
Portfolio Turnover..................................     68%       43%             62%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)......   2.86%     4.85%          15.81%
   Ratio of Net Investment Loss to Average Net
     Assets.........................................   (.76%)   (2.11%)        (13.70%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03% for the period ended August 31, 2002.

See Notes to Financial Statements                                             17

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED       SEPTEMBER 26, 2001
                                                         AUGUST 31,         (COMMENCEMENT
CLASS B SHARES                                        ----------------    OF OPERATIONS) TO
                                                       2004      2003      AUGUST 31, 2002
                                                      --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............  $ 9.77    $ 9.38         $ 10.00
                                                      ------    ------         -------
  Net Investment Loss (a)...........................    (.03)      -0-(d)         (.04)
  Net Realized and Unrealized Gain/Loss.............     .99       .89            (.27)
                                                      ------    ------         -------
Total from Investment Operations....................     .96       .89            (.31)
                                                      ------    ------         -------
Less:
  Distributions from Net Investment Income..........     -0-       .50             .30
  Distributions from Net Realized Gain..............     -0-       -0-             .01
                                                      ------    ------         -------
Total Distributions.................................     -0-       .50             .31
                                                      ------    ------         -------
NET ASSET VALUE, END OF THE PERIOD..................  $10.73    $ 9.77         $  9.38
                                                      ======    ======         =======

Total Return (b)*...................................   9.83%    10.40%          -3.37%**
Net Assets at End of the Period (In millions).......  $  2.6    $  1.2         $    .9
Ratio of Expenses to Average Net Assets (c)*........   2.35%     2.50%           2.53%
Ratio of Net Investment Loss to Average Net Assets
  *.................................................   (.28%)    (.02%)          (.45%)
Portfolio Turnover..................................     68%       43%             62%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)......   3.30%     5.60%          16.56%
   Ratio of Net Investment Loss to Average Net
     Assets.........................................  (1.23%)   (3.12%)        (14.48%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03% for the period ended August 31, 2002.

(d) Amount is less than $.01.

 18                                            See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            SEPTEMBER 26, 2001
                                                   YEAR ENDED AUGUST 31,      (COMMENCEMENT
CLASS C SHARES                                     ---------------------    OF OPERATIONS) TO
                                                    2004          2003       AUGUST 31, 2002
                                                   -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........  $ 9.77        $ 9.38          $ 10.00
                                                   ------        ------          -------
  Net Investment Income/Loss (a).................     .07           -0-(d)          (.04)
  Net Realized and Unrealized Gain/Loss..........    1.00           .89             (.27)
                                                   ------        ------          -------
Total from Investment Operations.................    1.07           .89             (.31)
                                                   ------        ------          -------
Less:
  Distributions from Net Investment Income.......     -0-           .50              .30
  Distributions from Net Realized Gain...........     -0-           -0-              .01
                                                   ------        ------          -------
Total Distributions..............................     -0-           .50              .31
                                                   ------        ------          -------
NET ASSET VALUE, END OF THE PERIOD...............  $10.84        $ 9.77          $  9.38
                                                   ======        ======          =======

Total Return (b)*................................  10.95%(e)(f)  10.40%(e)        -3.37%**
Net Assets at End of the Period (In millions)....  $  1.7        $   .8          $    .6
Ratio of Expenses to Average Net Assets (c)*.....   1.77%(e)      2.50%(e)         2.53%
Ratio of Net Investment Income/Loss to Average
  Net Assets*....................................    .59%(e)(f)    .00%(e)         (.44%)
Portfolio Turnover...............................     68%           43%              62%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)...   2.92%(e)      5.60%(e)        16.56%
   Ratio of Net Investment Loss to Average Net
     Assets......................................   (.56%)(e)(f) (3.09%)(e)     (14.47%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sale charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03% for the period ended August 31, 2002.

(d) Amount is less than $.01.

(e) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

(f) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income/Loss to Average Net Assets of .31%.

See Notes to Financial Statements                                             19

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen International Advantage Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investments in a diversified portfolio of equity securities of foreign issuers. The Fund commenced investment operations on September 26, 2001, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange
(NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

C. INCOME AND EXPENSES Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At August 31, 2004, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $18,152,513
                                                              ===========
Gross tax unrealized appreciation...........................  $ 1,015,061
Gross tax unrealized depreciation...........................     (947,501)
                                                              -----------
Net tax unrealized appreciation on investments..............  $    67,560
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended August 31, 2004 and 2003 were as follows:

                                                              2004      2003
Distribution paid from:
  Ordinary income...........................................  $-0-    $238,396
  Long-term capital gain....................................   -0-         -0-
                                                              ----    --------
                                                              $-0-    $238,396
                                                              ====    ========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to the recognition of net realized losses on foreign currency transactions totaling $90,780 were reclassified from accumulated net realized gain to accumulated undistributed net investment income. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $85 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent book and tax difference relating to expenses which are not deductible for tax purposes totaling $8,879 was reclassified from accumulated undistributed net investment income to capital.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

    As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $673,022
Undistributed long-term capital gain........................   537,298

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sales transactions.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward foreign currency contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. The cost of securities is determined using historical exchange rates. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the year ended August 31, 2004, the Fund's custody fee was reduced by $142 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .90%
Next $500 million...........................................     .85%
Over $1 billion.............................................     .80%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Ltd. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser. For the year ended August 31, 2004, the Adviser waived approximately $123,300 of its advisory fees and assumed $13,072 of accounting expenses and $15,623 of the Fund's other expenses. This waiver is voluntary and can be discontinued at any time. This resulted in net expense ratios of 1.72%, 2.35% and 1.77% for Classes A, B and C Shares, respectively.

    For the year ended August 31, 2004, the Fund recognized expenses of approximately $3,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

each fund. With respect to the Accounting Services agreement, the Adviser reimburses the cost of such services to each fund with assets less than $25 million. For the year ended August 31, 2004, $13,072 was allocated to the Fund and is reported as part of "Accounting" expenses in the Statement of Operations. For year ended August 31, 2004, the Fund recognized expenses of approximately $11,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2004, the Fund recognized expenses of approximately $18,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $13,400 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At August 31, 2004, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 88,147 shares of Class A, 65,512 shares of Class B, and 65,512 shares of Class C.

    For the year ended August 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $1,797.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

3. CAPITAL TRANSACTIONS

At August 31, 2004, capital aggregated $12,964,690, $2,505,699 and $1,574,106 for Classes A, B, and C, respectively. For the year ended August 31, 2004, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class A...................................................  1,056,044    $11,837,854
  Class B...................................................    154,978      1,715,972
  Class C...................................................     73,527        817,375
                                                              ---------    -----------
Total Sales.................................................  1,284,549    $14,371,201
                                                              =========    ===========
Repurchases:
  Class A...................................................   (347,556)   $(3,894,120)
  Class B...................................................    (31,077)      (343,120)
  Class C...................................................     (5,779)       (62,959)
                                                              ---------    -----------
Total Repurchases...........................................   (384,412)   $(4,300,199)
                                                              =========    ===========

    At August 31, 2003, capital aggregated $5,027,736, $1,134,129 and $820,507 for Classes A, B, and C, respectively. For the year ended August 31, 2003, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A...................................................   551,362    $ 4,775,616
  Class B...................................................    29,905        263,644
  Class C...................................................    70,097        593,333
                                                              --------    -----------
Total Sales.................................................   651,364    $ 5,632,593
                                                              ========    ===========
Dividend Reinvestment:
  Class A...................................................    16,539    $   137,608
  Class B...................................................     5,929         49,324
  Class C...................................................     5,285         43,973
                                                              --------    -----------
Total Dividend Reinvestment.................................    27,753    $   230,905
                                                              ========    ===========
Repurchases:
  Class A...................................................  (165,110)   $(1,465,104)
  Class B...................................................   (11,659)       (97,807)
  Class C...................................................   (57,492)      (482,023)
                                                              --------    -----------
Total Repurchases...........................................  (234,261)   $(2,044,934)
                                                              ========    ===========

    Class B shares, including any dividend reinvestment plan Class B Shares received there on, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2004 and 2003, 459 and 0 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class B and

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

C Shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended August 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $6,900 and CDSC on redeemed shares of approximately $2,400. Sales charges do not represent expenses of the Fund.

4. REDEMPTION FEE

Effective January 1, 2004, the Fund assesses a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the year ended August 31, 2004, the Fund received redemption fees of $19, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,011,714 and $9,131,388, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, foreign currency exposure, or generate potential gain. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The following forward foreign currency contracts were outstanding as of August 31, 2004:

                                                                           UNREALIZED
                                                              CURRENT     APPRECIATION/
                                                               VALUE      DEPRECIATION
LONG CONTRACTS
Australian Dollar,
  380,000 expiring 09/02/04.................................  $268,429       $ 5,906
  650,000 expiring 11/05/04.................................   456,237         2,310
Canadian Dollar,
  960,000 expiring 09/02/04.................................   730,629        17,379
  176,176 expiring 09/02/04.................................   134,083         1,918
  1,075,000 expiring 11/05/04...............................   817,425         1,857
Danish Krone,
  550,000 expiring 09/02/04.................................    90,083           350
Hong Kong Dollar,
  1,400,000 expiring 09/02/04...............................   179,499             2
Pound Sterling,
  100,000 expiring 09/02/04.................................   180,397          (458)
  142,395 expiring 09/02/04.................................   256,875        (2,390)
  98,027 expiring 09/02/04..................................   179,837        (2,459)
  100,000 expiring 09/02/04.................................   180,397         1,122
  153,618 expiring 11/05/04.................................   275,632          (426)
Swedish Krona,
  2,671,375 expiring 09/02/04...............................   356,368         1,368
  2,850,000 expiring 11/05/04...............................   379,938         3,332
                                                                          -------------
                                                                              29,811
                                                                          -------------

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

                                                                           UNREALIZED
                                                              CURRENT     APPRECIATION/
                                                               VALUE      DEPRECIATION
SHORT CONTRACTS
Euro Currency,
  587,358 expiring 09/02/04.................................  $715,589       $(2,338)
  251,073 expiring 09/02/04.................................   305,887         4,113
  110,000 expiring 09/02/04.................................   134,015        (1,850)
  215,000 expiring 09/02/04.................................   261,938        (2,674)
  145,000 expiring 09/02/04.................................   176,656         2,639
  373,370 expiring 11/05/04.................................   454,582          (655)
  671,162 expiring 11/05/04.................................   817,147        (1,579)
  312,000 expiring 11/05/04.................................   379,864        (3,259)
Japanese Yen,
  19,528,740 expiring 09/02/04..............................   179,041           457
  19,795,500 expiring 09/02/04..............................   181,486        (2,211)
  30,000,000 expiring 11/05/04..............................   275,890           169
  20,000,000 expiring 11/05/04..............................   183,926        (1,386)
Norwegian Krone,
  624,779 expiring 09/02/04.................................    90,818        (1,085)
Pound Sterling,
  168,300 expiring 09/02/04.................................   303,608         6,392
Swiss Franc,
  327,174 expiring 09/02/04.................................   258,644         3,879
  225,639 expiring 09/02/04.................................   178,377         2,478
  228,906 expiring 11/05/04.................................   181,335        (1,335)
                                                                          -------------
                                                                               1,755
                                                                          -------------
                                                                             $31,566
                                                                             =======

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $37,900 and $800 for Class B and C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

    Included in the fees for the year ended August 31, 2004, are payments retained by Van Kampen of approximately $11,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $2,100.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the previous paragraph.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believes that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen International Advantage Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen International Advantage Fund (the "Fund"), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 26, 2001 (commencement of operations) to August 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen International Advantage Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 26, 2001 (commencement of operations) to August 31, 2002 in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
October 7, 2004

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT, LTD.
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4QA

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2004. Provided the Fund makes a distribution in December 2004, the Fund intends to pass through foreign tax credits of $34,855 and has derived gross income from sources within foreign countries amounting to $278,720. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 30

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturer's
                                                       Association.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2001  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2001  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (63)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., GATX Corporation,
                                                       to February 2001, Vice                  and Trustee of The
                                                       Chairman and Director of                Scripps Research
                                                       Anixter International,                  Institute and the
                                                       Inc., a global                          University of Chicago
                                                       distributor of wire,                    Hospitals and Health
                                                       cable and communications                Systems. Prior to January
                                                       connectivity products,                  2004, Director of
                                                       and IMC Global Inc., an                 TeleTech Holdings Inc.
                                                       international company                   and Arris Group, Inc.
                                                       that mines, manufactures                Prior to May 2002,
                                                       and sells essential crop                Director of Peregrine
                                                       nutrients and feed                      Systems Inc. Prior to
                                                       ingredients to farmers.                 July 2000, Director of
                                                       Prior to July 2000,                     Allied Riser
                                                       Managing Partner of                     Communications Corp.,
                                                       Equity Group Corporate                  Matria Healthcare Inc.,
                                                       Investment (EGI), a                     Transmedia Networks,
                                                       company that makes                      Inc., CNA Surety, Corp.
                                                       private investments in                  and Grupo Azcarero Mexico
                                                       other companies.                        (GAM).

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2001  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2001  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2001  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Previously Chief               83       Trustee/Director/Managing
(62)                                       since 2001  Communications Officer of               General Partner of funds
815 Cumberstone Road                                   the National Academy of                 in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2001;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 2001  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 2001  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (37)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Secretary            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy Doberman (42)             Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                   and the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex as of August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeitus Investment Management,
                                                                   Inc from January 1997 to July 2000.

James M. Dykas (38)           Chief Financial Officer  Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza              and Treasurer            since 2001  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181                                         Treasurer of funds in the Fund Complex. Prior to August
                                                                   2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Adviser and Van Kampen
                                                                   Advisors Inc. since December 2002.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Ronald E. Robison (65)        Executive Vice           Officer     Principal Executive Officer--office of the Funds (since
1221 Avenue of the Americas   President and            since 2003  November 2003). Chief Executive Officer and Chairman of
New York, NY 10020            Principal Executive                  Investor Services. Executive Vice President and Principal
                              Officer                              Executive Officer of funds in the Fund Complex. Managing
                                                                   Director of Morgan Stanley. Chief Administrative Officer,
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc., Morgan Stanley Services Company Inc. and
                                                                   Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds; Director of Morgan Stanley SICAV; previously
                                                                   Chief Global Operations Officer and Managing Director of
                                                                   Morgan Stanley Investment Management Inc.

John L. Sullivan (49)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 2001  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                         Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior
                                                                   August 2004, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management. Prior
                                                                   to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.
                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 185, 285, 385
                                                 IA ANR 10/04 RN04-02210P-Y08/04

Item 2.  Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C have been amended.

(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)      Not applicable.

(f)

         (1)      The Trust's Code of Ethics is attached hereto as Exhibit 11A.
         (2)      Not applicable.
         (3)      Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:


           2004
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES........................            $54,500               N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES......            $0                    $159,500(2)
                        TAX FEES................            $3,500(3)             $42,141(4)
                        ALL OTHER FEES..........            $0                    $222,168(5)
              TOTAL NON-AUDIT FEES..............            $3,500                $423,809

              TOTAL.............................            $58,000               $423,809


           2003
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES........................            $48,260               N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES......            $0                    $88,000(2)
                        TAX FEES................            $2,740(3)             $70,314(4)
                        ALL OTHER FEES..........            $0                    $331,980(6)
              TOTAL NON-AUDIT FEES..............            $2,740                $490,294

              TOTAL.............................            $51,000               $490,294



              N/A- Not applicable, as not required by Item 4.

              (1) Covered Entities include the Adviser (excluding sub-advisors)
                  and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

              (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

              (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

              (4) Tax Fees represent tax advice services provided to Covered
                  Entities, including research and identification of PFIC entities.

              (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

              (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                             JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

                           AS ADOPTED JULY 23, 2003(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

--------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.
(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

         The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2.       DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the following Audit services. All other Audit services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
     -   Statutory audits or financial audits for the Fund
     - Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters
     - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the following Audit-related services. All other Audit-related services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
     - Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders)
     -   Due diligence services pertaining to potential fund mergers
     - Issuance of SAS-70 reports on internal controls of Morgan Stanley Trust Co. and MSIM Trade Operations
     - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)
     - Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)
     - General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act
     - Audit of record keeping services performed by Morgan Stanley Trust Fund related to the New Jersey State Retirement Plan


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit

Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the following Tax Services. All Tax services involving large and complex transactions not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies):
     -   U.S. federal, state and local tax planning and advice
     -   U.S. federal, state and local tax compliance
     -   International tax planning and advice
     -   International tax compliance
     - Review of federal, state, local and international income, franchise, and other tax returns
     -   Identification of Passive Foreign Investment Companies
     - Review of closed-end funds pro rata allocation of taxable income and capital gains to common and preferred shares.
     -   Domestic and foreign tax planning, compliance, and advice
     - Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies
     - Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)
     - Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing


6.       ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the following All Other services. Permissible All Other services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
     - Risk management advisory services, e.g., assessment and testing of security infrastructure controls

         The following is a list of the SEC's prohibited non-audit services. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions:
     - Bookkeeping or other services related to the accounting records or financial statements of the audit client
     -   Financial information systems design and implementation
     - Appraisal or valuation services, fairness opinions or contribution-in-kind reports
     -   Actuarial services
     -   Internal audit outsourcing services
     -   Management functions
     -   Human resources
     -   Broker-dealer, investment adviser or investment banking services

     -   Legal services
     -   Expert services unrelated to the audit


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).


8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.


9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
     -   Van Kampen Investments, Inc.
     -   Van Kampen Investment Advisory Corporation
     -   Van Kampen Asset Management Inc.
     -   Van Kampen Advisors Inc.
     -   Van Kampen Funds Inc.
     -   Van Kampen Trust Company
     -   Van Kampen Investor Services Inc.
     -   Van Kampen Management Inc.
     -   Morgan Stanley Investment Management Inc.
     -   Morgan Stanley Investments LP
     -   Morgan Stanley Trust Company

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)     See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange
Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Equity Trust II

By:   /s/ Ronald E. Robison
      ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2004

By:  /s/ James M. Dykas
     ------------------
Name: James M. Dykas
Title: Principal Financial Officer
Date: October 20, 2004